CERTIFICATE OF TRUST

                                      OF

                         SUNAMERICA CAPITAL TRUST III


               THIS Certificate of Trust of SunAmerica Capital Trust III (the "Trust"), dated as of August 31, 1995, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. Code Section 3801 et seq.).

               1. Name. The name of the business trust being formed hereby is SunAmerica Capital Trust III.

               2. Delaware Trustee. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware is The Bank of New York (Delaware), a Delaware banking corporation, White Clay Center, Route 273, Newark, Delaware 19711.

               3. Effective Date. This Certificate of Trust shall be effective as of its filing.

               IN WITNESS WHEREOF, the undersigned, being the sole trustees of the Trust, have executed this Certificate of Trust as of the date first above written.


                                       The Bank of New York (Delaware),
                                       as Trustee


                                       By: /s/ Joseph F. Leary
                                          -------------------------------
                                          Name:  Joseph F. Leary
                                          Title: Vice President



                                       The Bank of New York,
                                       as Trustee


                                       By: /s/ Byron Merino
                                          -------------------------------
                                          Name:  Byron Merino
                                          Title: Assistant Treasurer



                                       ----------------------------------
                                       James R. Belardi,
                                       as Trustee


                                       ----------------------------------
                                       Scott H. Richland,
                                       as Trustee



                                       ----------------------------------
                                       Scott L. Robinson,
                                       as Trustee